UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 23, 2007

First Security Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

000-549747	58-2461486
(Commission File Number)	(IRS Employer Identification No.)

531 Broad Street, Chattanooga, Tennessee	37402
(Address of Principal Executive Offices)	(Zip Code)

(423) 266-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors of Certain Officers’ Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 23, 2007, the Board of Directors of First Security Group, Inc. appointed Lloyd L. (“Monty”) Montgomery, III President and Chief Operating Officer of First Security Group, Inc. and FSGBank, N.A. Mr. Montgomery previously served as Executive Vice President and Chief Operating Officer for First Security and the Bank. Rodger B. Holley continues to serve as the Chairman of the Board and Chief Executive Officer of First Security and the Bank.

Compensation arrangements for Messrs. Montgomery and Holley will remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST SECURITY GROUP, INC.

Dated:	May 24, 2007
		By:	/s/ William L. Lusk, Jr.
		Name:	William L. Lusk, Jr.
		Title:	Chief Financial Officer